Financial Instruments	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Financial Instruments	Financial Instruments
The Company's financial instruments are comprised of cash and cash equivalents, accounts receivable, risk management assets and liabilities, accounts payable, accrued liabilities, lease liabilities, and long-term debt. These financial instruments, with the exception of risk management assets and liabilities, are classified as financial assets and liabilities at amortized cost. Risk management assets and liabilities are classified as derivatives held for trading, cash flow hedges, or embedded derivatives.
The estimated fair values of derivative financial instruments in Level 2 and Level 3 at each measurement date have been determined based on appropriate internal valuation methodologies and/or third party indications, including quoted forward prices for commodities, foreign exchange rates, interest yield curves, and other volatility factors.
The changes in estimated fair values of derivative financial instruments included in the risk management asset (liability) were recognized in the financial statements as follows:

Asset (liability)	2025	2024
Balance – beginning of year	$5	$9
Net change in fair value of outstanding derivative financial instruments recognized in:
Risk management activities (1)	(68)	(6)
Foreign exchange	(1)	1
Other comprehensive income	(1)	1
Balance – end of year	(65)	5
Less: current portion	(8)	5
	$(57)	$—
(1)Risk management assets and liabilities are disclosed in note 9 and note 11, respectively.
Net (gain) loss from risk management activities for the years ended December 31, were as follows:

	2025	2024	2023
Net realized risk management (gain) loss	$(89)	$168	$(14)
Net unrealized risk management loss	71	9	12
	$(18)	$177	$(2)
The carrying amounts of the Company's financial instruments approximated their fair value, except for fixed rate long-term debt. The Company's financial instruments are categorized as Level 1 with the exception of risk management assets and liabilities, which are categorized as Level 2, and embedded derivatives, which are categorized as Level 3. There were no transfers between Level 1, 2, and 3 financial instruments. The fair values of the Company's fixed rate long-term debt is outlined below:

	2025		2024
	Carrying amount	Level 1 Fair Value	Carrying amount	Level 1 Fair Value
Fixed rate long-term debt (1) (2)	$12,695	$12,941	$13,259	$13,186
(1)The fair value of fixed rate long-term debt has been determined based on quoted market prices.
(2)Includes the current portion of fixed rate long-term debt.
RISK MANAGEMENT
The Company periodically uses derivative financial instruments to manage its commodity price, interest rate, and foreign currency exposures. These financial instruments are entered into solely for hedging purposes and are not used for speculative purposes.
The following provides a summary of the carrying amounts of derivative financial instruments held and a reconciliation to the Company's consolidated balance sheets.

Asset (liability)	2025	2024
Derivatives held for trading
Natural gas financial instruments (1) (2) (3)	$(4)	$7
Natural gas embedded derivative (4)	(57)	—
Foreign currency forward contracts	(4)	(2)
	$(65)	$5

Included within:
Current portion of other long-term assets	$—	$13
Current portion of other long-term liabilities	(8)	(8)
Other long-term liabilities	(57)	—
	$(65)	$5
(1)In 2025, the Company entered into fixed price financial contracts to buy 12,500 MMBtu/d of natural gas at US$1.30 AECO for the period of August to December 2025, and 25,000 MMBtu/d of natural gas at US$2.16 AECO for the period of January to December 2026.
(2)In 2024, the Company entered into fixed price financial contracts to buy 12,500 MMBtu/d of natural gas at US$1.47 AECO, and 25,000 MMBtu/d of natural gas at US$1.82 AECO for the period of January to December 2025.
(3)In 2023, the Company entered into fixed price financial contracts to buy 50,000 MMBtu/d of natural gas at US$1.82 AECO for the period of January to December 2024.
(4)In 2025, the Company entered into a long-term natural gas supply agreement that contains an embedded derivative.
Embedded Derivative Contract
During 2025, the Company entered into a long-term natural gas supply agreement to supply 140,000 MMBtu/d of natural gas for a term of 15 years, with delivery anticipated to begin in 2030 as all conditions precedent have been waived by the counterparty. Under the terms of the agreement, the Company will deliver natural gas to its counterparty in Illinois, USA and receive a Japan Korea Marker ("JKM") index price less deductions for transportation and liquefaction. The contract includes an embedded derivative as a result of the pricing structure, and the host contract is the natural gas sales agreement with a Chicago Citygate price.
The natural gas embedded derivative contract is categorized as Level 3 within the fair value hierarchy, as the fair value is determined using a discounted estimated cash flow model which incorporates significant unobservable inputs, including future natural gas pricing and a discount rate.

			Range of significant unobservable inputs
	Remaining term	Fair value ($ millions)	Forward Prices (1) (US$/MMBtu)	Discount Rate
Natural gas embedded derivative liability	2030 – 2045	$57	$3.10 – $7.53	4.6%
(1)Forward prices refers to the differential between JKM and Chicago Citygate prices.
The Company recognizes a (gain) loss on risk management activities in the statements of earnings related to its natural gas embedded derivative. The (gain) loss is determined by the relative movements in fair value compared to the prior period balance sheet date.
The Level 3 fair value measurements of the embedded derivative could be materially impacted by a change in the discount rate and movements in natural gas prices. The following table summarizes the impacts to the fair value of the embedded derivative resulting from changes in the specified variable over the 15-year contract. These sensitivities are theoretical, as changes in one variable may contribute to changes in another variable, which may magnify or counteract the sensitivities.

	JKM price		Discount rate
	US$0.10/MMBtu increase	US$0.10/MMBtu decrease	1% increase	1% decrease
Fair value – increase/(decrease)	$52	$(52)	$(90)	$105
FINANCIAL RISK FACTORS
The Company's financial risks are consistent with those disclosed in notes 1 and 3.
a) Market risk
Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The Company's market risk is comprised of commodity price risk, interest rate risk, and foreign currency exchange rate risk.
COMMODITY PRICE RISK MANAGEMENT
The Company periodically uses commodity derivative financial instruments to manage its exposure to commodity price risk associated with the sale of its future crude oil and natural gas production, and with natural gas purchases. These financial instruments are entered into solely for hedging purposes and are not used for speculative purposes.
The Company's outstanding commodity derivative financial instruments are expected to be settled monthly based on the applicable index pricing for the respective contract month.
INTEREST RATE RISK MANAGEMENT
The Company is exposed to interest rate price risk on its fixed rate long-term debt and to interest rate cash flow risk on its floating rate long-term debt. The Company periodically enters into interest rate swap contracts to manage its fixed to floating interest rate mix on long-term debt. Interest rate swap contracts require the periodic exchange of payments without the exchange of the notional principal amounts on which the payments are based. As at December 31, 2025, the Company had no interest rate swap contracts outstanding.
FOREIGN CURRENCY EXCHANGE RATE RISK MANAGEMENT
The Company is exposed to foreign currency exchange rate risk in Canada primarily related to its US dollar denominated long-term debt, commercial paper, and working capital. The Company is also exposed to foreign currency exchange rate risk on transactions conducted in other currencies and in the carrying value of its foreign subsidiaries. The Company periodically enters into cross currency swap contracts, foreign currency forward contracts, foreign exchange option contracts, SOFR loans, and commercial paper to mitigate its foreign currency exchange rate risk.
As at December 31, 2025, the Company had US$1,500 million of foreign currency forward contracts outstanding (December 31, 2024 – US$2,187 million), with original terms of up to 90 days, all of which were designated as derivatives held for trading (December 31, 2024 – US$1,521 million), and US$nil were designated as cash flow hedges (December 31, 2024 – US$666 million).
As at December 31, 2025, the Company had no foreign currency put option contracts outstanding. The Company periodically sells put option contracts which grant the purchaser the right, but not the obligation, to exercise the contract on the expiry date (European option) and are designated as derivatives held for trading. The amount that may be payable upon exercise is initially recognized as a liability valued at the amount paid by the counterparty. The option is remeasured to fair value at each reporting date with gains and losses recognized in risk management activities in net earnings. If the option expires unexercised, the remaining liability is derecognized.
FINANCIAL INSTRUMENT SENSITIVITIES
The following table summarizes the annualized sensitivities of the Company's 2025 net earnings and other comprehensive income to changes in the fair value of financial instruments outstanding as at December 31, 2025, resulting from changes in the specified variable, with all other variables held constant. These sensitivities are prepared on a different basis than those disclosed in the Company's other continuous disclosure documents, are limited to the impact of changes in a specified variable applied to financial instruments only, and do not represent the impact of a change in the variable on the operating results of the Company taken as a whole. Further, these sensitivities are theoretical, as changes in one variable may contribute to changes in another variable, which may magnify or counteract the sensitivities. In addition, changes in fair value generally cannot be extrapolated because the relationship of a change in an assumption to the change in fair value may not be linear. These sensitivities exclude the impacts of the Company's embedded derivative, disclosed above.

	2025		2024
	Increase (decrease) to net earnings	Increase (decrease) to other comprehensive income	Increase (decrease) to net earnings	Increase (decrease) to other comprehensive income
Interest rate risk
Increase interest rate 1%	$(33)	$—	$(46)	$—
Decrease interest rate 1%	$33	$—	$46	$—
Foreign currency exchange rate risk
Weakening of the Canadian dollar by US$0.01	$(189)	$—	$(255)	$—
Strengthening of the Canadian dollar by US$0.01	$184	$—	$248	$—
b) Credit risk
Credit risk is the risk that a party to a financial instrument will cause a financial loss to the Company by failing to discharge an obligation.
COUNTERPARTY CREDIT RISK MANAGEMENT
The Company's accounts receivable are mainly with customers in the crude oil and natural gas industry and are subject to normal industry credit risks. The Company manages these risks by reviewing its exposure to individual companies on a regular basis and, where appropriate, ensuring that parental guarantees or letters of credit are in place to minimize the impact in the event of default. As at December 31, 2025, the Company had 2 customers (2024 – 1; 2023 – 3), that are major international energy companies with investment grade ratings, that individually accounted for more than 10% of the Company's annual sales. As at December 31, 2025, substantially all of the Company's accounts receivable were due within normal trade terms, and the average expected credit loss was approximately 2% of the Company's accounts receivable balance (December 31, 2024 – 2%).
The Company is also exposed to possible losses in the event of nonperformance by counterparties to derivative financial instruments; however, the Company manages this credit risk by entering into agreements with counterparties that are substantially all investment grade financial institutions. As at December 31, 2025, the Company had net risk of $nil with specific counterparties related to derivative financial instruments (December 31, 2024 – $11 million). The carrying amount of financial assets approximates the maximum credit exposure.
c) Liquidity risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities.
Management of liquidity risk requires the Company to maintain sufficient cash and cash equivalents, along with other sources of capital, consisting primarily of cash flow from operating activities, available credit facilities, commercial paper, and access to debt capital markets, to meet obligations as they become due. The Company believes it has adequate bank credit facilities to provide liquidity to manage fluctuations in the timing of the receipt and/or disbursement of operating cash flows.
The maturity dates of the Company's financial liabilities were as follows:

As at December 31, 2025	Less than 1 year	1 to less than 2 years	2 to less than 5 years	Thereafter
Accounts payable	$1,105	$—	$—	$—
Accrued liabilities	$4,255	$—	$—	$—
Long-term debt (1)	$441	$5,637	$2,489	$8,140
Other long-term liabilities (2)	$381	$268	$659	$1,863
Interest and other financing expense (3)	$971	$910	$1,860	$3,678

As at December 31, 2024	Less than 1 year	1 to less than 2 years	2 to less than 5 years	Thereafter
Accounts payable	$1,079	$—	$—	$—
Accrued liabilities	$4,525	$—	$—	$—
Long-term debt (1)	$2,400	$941	$7,494	$8,074
Other long-term liabilities (2)	$263	$187	$405	$617
Interest and other financing expense (3)	$1,024	$951	$1,978	$3,574
(1)Long-term debt represents principal repayments only and does not reflect interest, original issue discounts and premiums or transaction costs.
(2)Lease payments included within other long-term liabilities reflect principal payments only and are as follows; less than one year, $373 million (2024 – $255 million); one to less than two years, $268 million (2024 – $187 million); two to less than five years, $654 million (2024 – $405 million); and thereafter, $1,811 million (2024 – $617 million).
(3)Includes interest and other financing expense on long-term debt and other long-term liabilities. Payments were estimated based upon applicable interest and foreign exchange rates as at December 31, 2025 and December 31, 2024, respectively.